UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	9/30/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS - DREYFUS NATURAL RESOURCES FUND (Class A, B, C and I)

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund s Expenses

8	Comparing Your Fund s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Information About the Review and Approval of the Fund s Management Agreement

36	Board Members Information

38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Natural Resources Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present this annual report for Dreyfus Natural Resources Fund, covering the 12-month period from October 1, 2008, through September 30, 2009.

While the end of the recession will not be officially declared over for months, evidence suggests that the economy has turned a corner, including inventory rebuilding among manufacturers and improvements in home sales and prices.These indicators continue to help fuel a sustained rally among domestic and international stocks, many of which hit 52-week lows back in March. Since then, the best returns were generated by the most beaten-down securities and by smaller-cap securities. Momentum may keep these stocks rallying for a time, but the fundamental case for future gains seems to depend on an actual acceleration of economic activity.

Currently, in our judgment, the financial markets appear poised to enter into a new phase in which underlying fundamentals of individual companies and industry groups, not bargain hunting, are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the economy s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against unexpected economic developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through September 30, 2009, as provided by Robin Wehbe, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2009, Dreyfus Natural Resources Fund s Class A shares produced a total return of 13.33%, Class B shares returned 14.01%, Class C shares returned 13.95% and Class I shares returned 13.05%.1 This compares with the fund s benchmark, the Standard & Poor s 500 Composite Stock Price Index ( S&P 500 Index ), which produced a total return of 6.91% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund s composition, returned 10.16% for the reporting period.3

After suffering sharp declines over the first half of the reporting period due to a global financial crisis and recession, natural resources stocks bounced back over the second half as economic conditions stabilized and commodity prices rebounded. The fund produced lower returns than the S&P 500 Index and the S&P North American Natural Resources Sector Index, which we attribute to an underweighted position in gold stocks during the downturn and relative weakness in integrated energy producers early in the 2009 rally.

The Fund s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their sector, sustained achievement records and strong financial conditions. We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

2009 Rally Offset Most Previous Market Declines

A global financial crisis nearly led to the collapse of the worldwide banking system just weeks before the reporting period began, and rising unemployment, declining housing markets and plunging consumer confidence produced the most severe recession since the 1930s. These influences fueled a bear market that drove commodity prices lower and sent stock market averages to multi-year lows.

Market sentiment began to improve in early March 2009 when it became clearer that aggressive actions by government and monetary authorities had helped repair the world s credit markets, propelling the stock market higher. In addition, economic stimulus programs in the United States, China and other nations financed infrastructure projects that supported a rebound in the prices of crude oil, metals and other natural resources.

Better Results in Rally Could Not Offset Earlier Weakness

We adopted a relatively defensive investment posture when the global downturn intensified in 2008. For example, we established overweighted positions in integrated energy producers such as ExxonMobil, Chevron and ConocoPhillips whose participation in virtually every segment of the supply chain helped to mitigate the effects of weakness in individual energy-related industries. However, an underweighted position in gold stocks weighed on the fund s relative performance during the turbulent bear market, causing its returns to trail market averages.

When it became clearer in the spring of 2009 that the worst of the recession probably was behind us, we shifted our focus from large integrated energy producers to smaller exploration-and-production companies, including EXCO Resources, Occidental Petroleum and Southwestern Energy, which ranked as the fund s top individual performer for the reporting period. We also increased the fund s exposure to gold stocks, enabling the fund to capture subsequent gains in the precious metal. While these shifts helped the fund participate more fully in the 2009 rally, they did not fully offset earlier relative weakness.

The fund s investments in the utilities sector fared relatively well for the reporting period overall, but electricity producers were hurt over the second half of the period by sluggish demand for electricity due to the weak economy and unusually mild weather.We sold the fund s positions in PG&E and Entergy when business conditions failed to meet our expectations.

On a more positive note, oil prices bounced back during the reporting period, but natural gas prices remained depressed, benefiting a number of the fund s paper-and-packaging holdings that use natural gas in their manufacturing processes. Consequently, the fund received positive contributions from International Paper, Pactiv Corp., Temple-Inland and

Packaging Corp. of America.

Robust Demand May Support Commodity Prices

While they lagged the broader stock market for the full reporting period, natural resources companies generally produced higher returns than most market sectors over the first nine months of 2009 as investors recognized value in previously beaten-down stocks. In our view, commodity prices may continue to rise due to underinvestment in new supplies of raw materials at a time when industrial demand is likely to increase.With the exception of natural gas, commodity prices appear to have anticipated this supply-and-demand imbalance, which could become more pronounced in a global economic recovery.

October 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
2	SOURCE: LIPPER INC. Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: Standard & Poor s Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Natural Resources Fund Class A shares, Class B shares, Class C shares and Class I shares and the Standard & Poor s 500 Composite Stock Price Index

Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund s asset base grows.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in the Standard & Poor s 500
Composite Stock Price Index (the Index ) on that date.All dividends and capital gain distributions are reinvested.
The fund s performance shown in the line graph takes into account the maximum initial sales charges on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.
The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/09

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/31/03	18.31%	8.52%	12.81%
without sales charge	10/31/03	13.33%	9.80%	13.94%
Class B shares
with applicable redemption charge	10/31/03	17.45%	8.68%	12.98%
without redemption	10/31/03	14.01%	8.96%	13.07%
Class C shares
with applicable redemption charge	10/31/03	14.81%	9.00%	13.11%
without redemption	10/31/03	13.95%	9.00%	13.11%
Class I shares	10/31/03	13.05%	10.10%	14.26%

Past performance is not predictive of future performance.The fund s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund s prospectus or talk to your financial adviser.

Review your fund s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2009 to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000	$ 11.00	$ 15.80	$ 15.63	$ 9.63
Ending value (after expenses)	$1,385.50	$1,379.10	$1,380.00	$1,386.60

COMPARING YOUR FUND S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2009

	Class A	Class B	Class C	Class I

Expenses paid per $1,000	$ 9.30	$ 13.36	$ 13.21	$ 8.14
Ending value (after expenses)	$1,015.84	$1,011.78	$1,011.93	$1,017.00

Expenses are equal to the fund s annualized expense ratio of 1.84% for Class A, 2.65% for Class B, 2.62% for
Class C and 1.61% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS September 30, 2009

Common Stocks 99.3%	Shares	Value ($)

Chemicals 2.0%
Ashland	4,810	207,888
Celanese, Ser. A	14,930	373,250
		581,138
Energy Services 16.5%
Cameron International	10,010 [a]	378,578
Diamond Offshore Drilling	2,950 [b]	281,784
ENSCO International	6,990	297,355
Halliburton	33,610	911,503
Helmerich & Payne	6,110 [b]	241,528
Hercules Offshore	31,290 [a]	153,634
Hornbeck Offshore Services	13,540 [a]	373,162
Pride International	9,230 [a]	280,961
Schlumberger	17,870	1,065,052
Seahawk Drilling	615 [a]	19,120
Smith International	7,330	210,371
Transocean	4,084 [a]	349,305
Weatherford International	11,360 [a]	235,493
		4,797,846
Industrials 3.2%
Gamesa Tecnologica	9,710	217,543
McDermott International	12,190 [a]	308,041
Vestas Wind Systems	5,685 [a]	410,977
		936,561
Integrated Energy 23.8%
BG Group	38,910	675,944
Canadian Natural Resources	4,480	301,011
Chevron	15,750	1,109,272
Frontier Oil	13,830	192,514
Hess	8,360	446,926
Marathon Oil	14,180	452,342
Occidental Petroleum	21,890	1,716,176
Petroleo Brasileiro, ADR	13,400	615,060
Suncor Energy	23,710	819,418
Williams Cos.	33,340	595,786
		6,924,449

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Metals & Mining 10.9%
BHP Billiton, ADR	7,220 [b]	476,592
Consol Energy	13,360	602,670
Freeport-McMoRan Copper & Gold	18,070	1,239,783
Peabody Energy	7,760	288,827
Teck Resources, Cl. B	12,420 [a]	342,419
United States Steel	4,970 [b]	220,519
		3,170,810
Natural Gas E&P 20.9%
Chesapeake Energy	21,490	610,316
Devon Energy	9,050	609,336
EOG Resources	8,960	748,250
EQT	5,890	250,914
EXCO Resources	22,020 [a]	411,554
PetroHawk Energy	12,979 [a]	314,222
Questar	7,530	282,827
Range Resources	6,110	301,590
Sempra Energy	10,090	502,583
Southwestern Energy	23,860 [a]	1,018,345
Ultra Petroleum	6,400 [a]	313,344
XTO Energy	17,175	709,671
		6,072,952
Oil E&P 11.1%
Anadarko Petroleum	13,700	859,401
Apache	7,310	671,277
Concho Resources	7,219 [a]	262,194
Continental Resources	7,887 [a]	308,934
Noble Energy	7,320	482,827
Plains Exploration & Production	7,320 [a]	202,471
Talisman Energy	25,960	450,146
		3,237,250
Paper, Packaging & Other 5.1%
Crown Holdings	8,730 [a]	237,456
International Paper	25,420	565,087
Pactiv	9,400 [a]	244,870
Temple-Inland	9,340	153,363
Tenaris, ADR	8,000	284,960
		1,485,736

Common Stocks (continued)	Shares	Value ($)

Precious Metals & Minerals 5.8%
Agnico-Eagle Mines	8,330	565,190
Goldcorp	27,970	1,129,148
		1,694,338
Total Common Stocks
(cost $25,291,498)		28,901,080

Other Investment .7%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $213,000)	213,000 [c]	213,000

Investment of Cash Collateral
for Securities Loaned 2.6%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $762,916)	762,916 [c]	762,916
Total Investments (cost $26,267,414)	102.6%	29,876,996
Liabilities, Less Cash and Receivables	(2.6%)	(760,165)
Net Assets	100.0%	29,116,831

ADR American Depository Receipts E&P Exploration and Production

a Non-income producing security.
b All or a portion of these securities are on loan.At September 30, 2009, the total market value of the fund s securities on loan is $745,266 and the total market value of the collateral held by the fund is $762,916.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)

	Value (%)		Value (%)

Integrated Energy	23.8	Paper, Packaging & Other	5.1
Natural Gas E&P	20.9	Money Market Investments	3.3
Energy Services	16.5	Industrials	3.2
Oil E&P	11.1	Chemicals	2.0
Metals & Mining	10.9
Precious Metals & Minerals	5.8		102.6

Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009

			Cost	Value

Assets ($):
Investments in securities See Statement of Investments (including securities on loan, valued at $745,266) Note 1(c):
Unaffiliated issuers			25,291,498	28,901,080
Affiliated issuers			975,916	975,916
Cash				30,872
Receivable for shares of Beneficial Interest subscribed				121,966
Dividends receivable				24,221
Prepaid expenses				25,896
				30,079,951
Liabilities ($):
Due to The Dreyfus Corporation and affiliates Note 3(c)				39,267
Liability for securities on loan Note 1(c)				762,916
Payable for shares of Beneficial Interest redeemed				91,009
Accrued expenses				69,928
				963,120
Net Assets ($)				29,116,831
Composition of Net Assets ($):
Paid-in capital				37,138,560
Accumulated net realized gain (loss) on investments				(11,631,311)
Accumulated net unrealized appreciation
(depreciation) on investments				3,609,582
Net Assets ($)				29,116,831

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	21,061,296	2,131,962	5,075,243	848,330
Shares Outstanding	966,993	102,461	242,599	38,329
Net Asset Value Per Share ($)	21.78	20.81	20.92	22.13

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2009

Investment Income ($):
Income:
Cash dividends (net of $4,578 foreign taxes withheld at source):
Unaffiliated issuers	368,530
Affiliated issuers	1,592
Income from securities lending	5,760
Total Income	375,882
Expenses:
Management fee Note 3(a)	188,314
Shareholder servicing costs Note 3(c)	153,091
Registration fees	67,996
Distribution fees Note 3(b)	50,622
Auditing fees	33,463
Custodian fees Note 3(c)	14,322
Legal fees	12,037
Prospectus and shareholders reports	11,954
Trustees fees and expenses Note 3(d)	1,794
Loan commitment fees Note 2	164
Interest expense Note 2	45
Miscellaneous	24,814
Total Expenses	558,616
Less reduction in fees due to earnings credits Note 1(c)	(4,805)
Net Expenses	553,811
Investment (Loss) Net	(177,929)
Realized and Unrealized Gain (Loss) on Investments Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,075,328)
Net realized gain (loss) on forward foreign currency exchange contracts	3,760
Net Realized Gain (Loss)	(11,071,568)
Net unrealized appreciation (depreciation) on investments	6,272,157
Net Realized and Unrealized Gain (Loss) on Investments	(4,799,411)
Net (Decrease) in Net Assets Resulting from Operations	(4,977,340)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2009[a]	2008

Operations ($):
Investment (loss) net	(177,929)	(425,705)
Net realized gain (loss) on investments	(11,071,568)	(115,144)
Net unrealized appreciation
(depreciation) on investments	6,272,157	(11,339,619)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,977,340)	(11,880,468)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares		(1,592,885)
Class B Shares		(442,315)
Class C Shares		(459,754)
Class I Shares		(53,734)
Class T Shares		(87,763)
Total Dividends		(2,636,451)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,953,586	39,365,114
Class B Shares	248,693	2,947,474
Class C Shares	1,048,968	7,811,129
Class I Shares	589,577	847,686
Class T Shares	141,620	1,466,518
Dividends reinvested:
Class A Shares		1,414,922
Class B Shares		382,996
Class C Shares		422,809
Class I Shares		43,962
Class T Shares		48,588
Cost of shares redeemed:
Class A Shares	(15,045,405)	(24,292,858)
Class B Shares	(1,377,731)	(3,365,383)
Class C Shares	(2,228,150)	(3,392,107)
Class I Shares	(450,131)	(486,254)
Class T Shares	(1,219,098)	(425,796)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,338,071)	22,788,800
Total Increase (Decrease) in Net Assets	(8,315,411)	8,271,881
Net Assets ($):
Beginning of Period	37,432,242	29,160,361
End of Period	29,116,831	37,432,242

	Year Ended September 30,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	874,801	1,141,845
Shares issued for dividends reinvested		46,652
Shares redeemed	(833,535)	(778,887)
Net Increase (Decrease) in Shares Outstanding	41,266	409,610
Class Bb
Shares sold	14,218	91,591
Shares issued for dividends reinvested		13,036
Shares redeemed	(81,704)	(109,241)
Net Increase (Decrease) in Shares Outstanding	(67,486)	(4,614)
Class C
Shares sold	61,375	227,883
Shares issued for dividends reinvested		14,328
Shares redeemed	(130,377)	(108,208)
Net Increase (Decrease) in Shares Outstanding	(69,002)	134,003
Class I
Shares sold	31,931	24,043
Shares issued for dividends reinvested		1,434
Shares redeemed	(26,154)	(14,606)
Net Increase (Decrease) in Shares Outstanding	5,777	10,871
Class Tc
Shares sold	8,669	42,980
Shares issued for dividends reinvested		1,615
Shares redeemed	(74,985)	(13,247)
Net Increase (Decrease) in Shares Outstanding	(66,316)	31,348

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended September 30, 2009, 20,347 Class B shares representing $362,278, were automatically converted to 19,538 Class A shares and during the period ended September 30, 2008, 30,644 Class B shares representing $990,332, were automatically converted to 29,621 Class A shares.
c On the close of business on February 4, 2009, 46,948 Class T shares representing $761,502 were converted to
46,348 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund s financial statements.

		Year Ended September 30,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	25.14	31.84	22.99	24.40	16.96
Investment Operations:
Investment income (loss) net[a]	(.09)	(.23)	(.21)	(.13)	.13
Net realized and unrealized
gain (loss) on investments	(3.27)	(3.95)	9.97	.31	7.90
Total from Investment Operations	(3.36)	(4.18)	9.76	.18	8.03
Distributions:
Dividends from investment income net				(.35)	(.06)
Dividends from net realized
gain on investments		(2.52)	(.91)	(1.24)	(.53)
Total Distributions		(2.52)	(.91)	(1.59)	(.59)
Net asset value, end of period	21.78	25.14	31.84	22.99	24.40
Total Return (%)[b]	(13.33)	(14.56)	43.63	.88	48.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	1.44	1.69	1.70	2.57
Ratio of net expenses
to average net assets	2.00	1.43	1.68	1.50	1.51
Ratio of net investment income
(loss) to average net assets	(.49)	(.69)	(.80)	(.52)	.66
Portfolio Turnover Rate	73.49	71.32	55.94	69.92	114.16
Net Assets, end of period ($ x 1,000)	21,061	23,268	16,435	15,423	8,278

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended September 30,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	24.20	30.97	22.55	24.10	16.84
Investment Operations:
Investment (loss) net[a]	(.22)	(.46)	(.40)	(.31)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	(3.17)	(3.79)	9.73	.29	7.82
Total from Investment Operations	(3.39)	(4.25)	9.33	(.02)	7.82
Distributions:
Dividends from investment income net				(.29)	(.03)
Dividends from net realized
gain on investments		(2.52)	(.91)	(1.24)	(.53)
Total Distributions		(2.52)	(.91)	(1.53)	(.56)
Net asset value, end of period	20.81	24.20	30.97	22.55	24.10
Total Return (%)[c]	(14.01)	(15.20)	42.55	.03	47.71
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.84	2.21	2.47	2.49	3.19
Ratio of net expenses
to average net assets	2.82	2.20	2.47[d]	2.25	2.26
Ratio of net investment (loss)
to average net assets	(1.32)	(1.42)	(1.57)	(1.29)	(.01)
Portfolio Turnover Rate	73.49	71.32	55.94	69.92	114.16
Net Assets, end of period ($ x 1,000)	2,132	4,113	5,407	6,172	6,634

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	24.31	31.08	22.63	24.15	16.85
Investment Operations:
Investment income (loss) net[a]	(.21)	(.45)	(.40)	(.31)	.01
Net realized and unrealized
gain (loss) on investments	(3.18)	(3.80)	9.76	.31	7.82
Total from Investment Operations	(3.39)	(4.25)	9.36		7.83
Distributions:
Dividends from investment income net				(.28)
Dividends from net realized
gain on investments		(2.52)	(.91)	(1.24)	(.53)
Total Distributions		(2.52)	(.91)	(1.52)	(.53)
Net asset value, end of period	20.92	24.31	31.08	22.63	24.15
Total Return (%)[b]	(13.95)	(15.17)	42.58	.09	47.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.79	2.19	2.41	2.42	3.17
Ratio of net expenses
to average net assets	2.77	2.18	2.41[c]	2.25	2.21
Ratio of net investment income
(loss) to average net assets	(1.26)	(1.40)	(1.52)	(1.28)	.03
Portfolio Turnover Rate	73.49	71.32	55.94	69.92	114.16
Net Assets, end of period ($ x 1,000)	5,075	7,575	5,521	4,377	3,857

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	25.45	32.14	23.14	24.53	17.01
Investment Operations:
Investment income (loss) net[b]	(.04)	(.15)	(.15)	(.07)	.15
Net realized and unrealized
gain (loss) on investments	(3.28)	(4.02)	10.06	.29	7.98
Total from Investment Operations	(3.32)	(4.17)	9.91	.22	8.13
Distributions:
Dividends from investment income net				(.37)	(.08)
Dividends from net realized
gain on investments		(2.52)	(.91)	(1.24)	(.53)
Total Distributions		(2.52)	(.91)	(1.61)	(.61)
Net asset value, end of period	22.13	25.45	32.14	23.14	24.53
Total Return (%)	(13.05)	(14.35)	44.01	1.12	49.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.23	1.45	1.38	2.61
Ratio of net expenses
to average net assets	1.70	1.22	1.45[c]	1.25	1.23
Ratio of net investment income
(loss) to average net assets	(.21)	(.43)	(.57)	(.28)	.81
Portfolio Turnover Rate	73.49	71.32	55.94	69.92	114.16
Net Assets, end of period ($ x 1,000)	848	829	697	573	287

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1 Significant Accounting Policies:

Dreyfus Natural Resources Fund (the fund ) is a separate non-diversified series of Dreyfus Opportunity Funds (the Company ), which is registered under the Investment Company Act of 1940, as amended (the Act ), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund s investment objective is long-term capital appreciation. The Dreyfus Corporation (the Manager or Dreyfus ), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ( BNY Mellon ), serves as the fund s investment adviser.

MBSC Securities Corporation (the Distributor ), a wholly-owned subsidiary of the Manager, is the distributor of the fund s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ( CDSC ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On

February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder s Class T shares. Subsequent investments in the fund s Class A shares made by prior holders of the fund s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ( FASB ) Accounting Standards Codification ( ASC ) has become the exclusive reference of authoritative U.S. generally accepted accounting principles ( GAAP ) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ( SEC ) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The Codification has superseded all existing non-SEC accounting and reporting standards. The fund s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts ( forward contracts ) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

These inputs are summarized in the three broad levels listed below:

Level 1 unadjusted quoted prices in active markets for
identical investments.

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 significant unobservable inputs (including the fund s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the fund s investments:

		Level 2 Other	Level 3
	Level 1	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investment in Securities:
Equity Securities
Domestic	22,612,672			22,612,672
Equity Securities
Foreign	6,288,408			6,288,408
Mutual Funds	975,916			975,916
Other Financial
Instruments
Liabilities ($)
Other Financial
Instruments

See Statement of Investments for industry classification.
Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2009, The Bank of New York Mellon earned $2,469 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as affiliated in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code ).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2009, the components of accumulated earnings on tax basis were as follows: accumulated capital losses $4,060,559 and unrealized appreciation $3,414,026. In addition, the fund had $7,375,196 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2009 and September 30, 2008 were as follows: ordinary income $0 and $47,155 and long-term capital gains $0 and $2,589,296, respectively.

During the period ended September 30, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and net operating losses, the fund increased accumulated undistributed investment income-net by $177,929, increased accumulated net realized gain (loss) on investments by $2,086 and decreased paid-in capital by $180,015. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2 Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the BNYM Facility ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the BNYM Facility limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility.

Effective October 14, 2009, the fund participates with other Dreyfus-managed funds in a $215 million unsecured credit facility led by Citibank, N.A. and will also continue participation in the BNYM Facility.

The average amount of borrowings outstanding under the BNYM Facility during the period ended September 30, 2009, was approximately $2,700 with a related weighted average annualized interest rate of 1.68%.

NOTE 3 Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ( Agreement ) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund s average daily net assets and is payable monthly.

During the period ended September 30, 2009, the Distributor retained $2,040 and $23 from commissions earned on sales of the fund s Class A and Class T shares, respectively, and $6,725 and $4,345 from CDSCs on redemptions of the fund s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the Plan ) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2009, Class B, Class C and Class T shares were charged $15,311, $34,385 and $926, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2009, Class A, Class B, Class C and Class T shares were charged $43,600, $5,103, $11,462 and $926, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2009, the fund was charged $35,597 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2009, the fund was charged $4,805 pursuant to the cash management agreement. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2009, the fund was charged $14,322 pursuant to the custody agreement.

During the period ended September 30, 2009, the fund was charged $6,254 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $17,598, Rule 12b-1 distribution plan fees $4,393, shareholder services plan fees $5,695, custodian fees $3,000, chief compliance officer fees $3,341 and transfer agency per account fees $5,240.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4 Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2009, amounted to $18,903,436 and $21,965,643, respectively.

The fund adopted the provisions of ASC 815 Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At September 30, 2009, there were no open forward contracts outstanding.

At September 30, 2008, the cost of investments for federal income tax purposes was $26,462,970; accordingly, accumulated net unrealized appreciation on investments was $3,414,026, consisting of $5,455,038 gross unrealized appreciation and $2,041,012 gross unrealized depreciation.

NOTE 5 Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 24, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 24, 2009

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund s Management Agreement with the Manager, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are interested persons (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager s representatives reviewed the fund s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund s asset size.

The Board members also considered the Manager s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager s brokerage policies and practices, the standards applied in seeking best execution and the Manager s policies and practices regarding soft dollars.

Comparative Analysis of the Fund s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund s performance and comparisons to a group of retail front-end load and no-load natural resources funds (the Performance Group ) and to a larger universe of funds, consisting of all retail and institutional natural resources funds (the Performance Universe ) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund s total return performance was below the Performance Group and Performance Universe medians for all periods. Representatives of the Manager reminded the Board members that the portfolio manager began managing the fund s portfolio in January 2009, and noted that the Performance Group contained four funds that were pure energy funds and were not the best comparison for the fund.The Manager also provided a comparison of the fund s total returns to the returns of its benchmark index for each of the calendar years since inception.

The Board members also discussed the fund s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the Expense Group ) and a broader group of funds (the Expense Universe ), each selected and provided by Lipper. The Board members noted that the fund s actual and contractual management fees were equal to the Expense Group medians and higher than the Expense Universe median. In addition, the fund s expense ratio was higher than the Expense Group and Expense Universe medians. Representatives of the Manager noted the fund s small asset size relative to the Performance Group and Performance Universe.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser, including soft dollar arrangements with respect to trading the fund s investments.

It was noted that the Board members should consider the Manager s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was concerned with the fund s performance, the Board noted the appointment of a new portfolio manager and that the Manager was seeking to improve it.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance, expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

The Fund 37

The Fund 39

NOTES

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,369 in 2008 and $23,800 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,244 in 2008 and $5,276 in 2009.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,193 in 2008 and $3,829 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $78 in 2008 and $7 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

In each of (a) through (d) of this Item 4, fees for 2008 include Dreyfus Enterprise Fund, which was liquidated on August 12, 2009; and therefore no Annual Report for that fund is included in this filing.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,881,322 in 2008 and $25,619,110 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:	/s/ J. David Officer

J. David Officer,
President

Date:	November 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	November 19, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	November 19, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)